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                                                                   Exhibit 10.13

Record and return to:

Principal Life Insurance Company
c/o Principal Real Estate Investors, LLC, Servicer
801 Grand Avenue
Des Moines, Iowa 50392-1450
ATTN: Beth Jensen

                       CONSENT TO TRANSFER AND ASSUMPTION
                              AND LOAN MODIFICATION

                                   LOAN 754150

     THIS CONSENT TO TRANSFER AND ASSUMPTION AND LOAN MODIFICATION ("Consent") is entered into effective as of January 12, 2006 among (i) PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("Lender"); (ii) ROBERT L. GORHAM, an attorney licensed to practice law in the District of Columbia and a member in good standing in the District of Columbia Bar with a law office at Holland & Knight LLP, 2099 Pennsylvania Avenue, N.W., Suite 100, Washington, D.C. 20006 and JOSEPH P. WHITEBREAD, JR., an attorney licensed to practice law in the District of Columbia and a member in good standing in the District of Columbia Bar with a law office at Holland & Knight LLP, 2099 Pennsylvania Avenue, N.W., Suite 100, Washington, D.C. 20006, collectively, as ("Trustee"); (iii) 1025 VERMONT INVESTORS, L.L.C., a Delaware limited liability company ("Current Borrower"); and (iv) 1025 VERMONT AVENUE, LLC, a Virginia limited liability company ("Proposed Borrower").

                                   WITNESSETH:

     WHEREAS, Lender provided Current Borrower a loan (the "Loan") in the original principal amount of $19,000,000.00 evidenced by a Secured Promissory Note dated December 20, 2004, from Current Borrower to Lender (the "Note") secured by a Deed of Trust, Security Agreement and Assignment of Rents dated December 20, 2004 (the "Mortgage") encumbering the property more particularly described in Exhibit A, attached hereto and incorporated herein (the "Property") and recorded in Document 2004172598, among the land records of the Washington, District of Columbia Recorder of Deeds, an Assignment of Leases and Rents dated December 20, 2004 (the "Assignment of Leases and Rents") and recorded in Document 2004172599, among the land records of the Washington, District of Columbia Recorder of Deeds, and a Property Reserves Agreement dated December 20, 2004 ("Reserve Agreement") (collectively with this Consent, the "Loan Documents"); and

     WHEREAS, Current Borrower and Proposed Borrower have requested that Lender consent to the transfer of the ownership of the Property from Current Borrower to Proposed Borrower and Lender will consent to said transfer provided that: (i) Proposed Borrower enters into this Consent assuming Current Borrower's obligations under the Loan Documents; and, (ii)


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Proposed Borrower assumes the obligations of Current Borrower under that certain
Environmental Indemnity Agreement dated December 20, 2004 ("Environmental Indemnity").

     NOW, THEREFORE, in consideration of the above premises and of the benefits to be obtained by the covenants contained herein, and for other good, valuable and legal consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

1. Recitals. The Recitals hereinabove are incorporated herein by reference and made a part hereof. Capitalized terms used but not defined herein shall be defined in the Loan Documents.

2. Lender's Consent. Lender hereby consents to the transfer of the ownership of the Property from Current Borrower to Proposed Borrower. Nothing herein shall in any way be construed to impair or affect the first lien priority of the Mortgage.

3. Assumption of Loan Document Obligations. Proposed Borrower hereby agrees to assume all of Current Borrower's obligations under the Loan Documents and abide by the terms thereof. In addition, Proposed Borrower represents that the funds over and above the amount of the Loan used to facilitate the purchase of the Property are a capital contribution and are not secured, directly or indirectly, by an interest in the Proposed Borrower or other collateral assigned to the Lender.

4. Assumption of Environmental Indemnity Obligations. Proposed Borrower hereby agrees to assume all of Current Borrower's obligations under the Environmental Indemnity as if Proposed Borrower had signed the original Environmental Indemnity and agrees to abide by the terms thereof. Notwithstanding the above, Proposed Borrower is not making any representations and warranties, as of the date hereof, provided in Section 2 of the Environmental Indemnity.

5. No Waiver. Lender's consent to the transfer of the Property and assumption of all of Current Borrower's obligations under the Loan Documents by Proposed Borrower shall not be deemed to be a waiver of Lender's requirements for consent to any future transfer.

6. Transfer and Release. On the date that Proposed Borrower assumes the loan and acquires ownership of the Property from Current Borrower, which shall be the same date as the date this document and all other documents transferring the Property from Current Borrower to Proposed Borrower are recorded ("Transfer Date"), Current Borrower shall be released from all obligations under the Loan Documents except Current Borrower shall remain liable to Lender its successors and/or assigns for any environmental indemnity obligations specified in the Environmental Indemnity for any Hazardous Material (as defined in the Environmental Indemnity) introduced to the Property prior to the Transfer Date.


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7. OFAC Compliance.

     (a) Proposed Borrower represents and warrants that (a) Proposed Borrower and each person or entity owning an interest in Proposed Borrower is
          (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the "LIST"), and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (b) none of the funds or other assets of Proposed Borrower constitute property of, or are beneficially owned, directly or to Borrower's knowledge without investigation, indirectly, by any Embargoed Person (as hereinafter defined), (c) no Embargoed Person has any interest of any nature whatsoever in Proposed Borrower (whether directly or to Borrower's knowledge without investigation, indirectly), (d) none of the funds of Proposed Borrower have been derived from any unlawful activity with the result that the investment in Proposed Borrower is prohibited by law or that the Agreement is in violation of law, and (e) Proposed Borrower has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times. The term "EMBARGOED PERSON" means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Proposed Borrower is prohibited by law or Proposed Borrower is in violation of law.

     (b) Proposed Borrower covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (b) to promptly notify Lender in writing if any of the representations, warranties or covenants set forth in this paragraph or the preceding paragraph are no longer true or have been breached or if Proposed Borrower has a reasonable basis to believe that they may no longer be true or have been breached, (c) not to intentionally use funds from any "Prohibited Person" (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Lender under the Agreement and (d) at the request of Lender, to provide such information as may be requested by Lender to determine Proposed Borrower's compliance with the terms hereof.

          Proposed Borrower hereby acknowledges and agrees that Proposed Borrower's inclusion on the List at any time during the Agreement Term shall be a material default of the Loan.


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8.   Mortgage Modifications.

     (a)  Recital N, second paragraph, page 4, is hereby deleted.

     (b) Permitted Transfer, page 12, subparagraphs (iv), (vi) and (vii) are hereby deleted.

     (c) Specific Transfer Requirements One, Three and Four on pages 14-16 are hereby deleted.

     (d) Event of Default, Section 10(f), page 24, the second paragraph is hereby deleted.

9. Ownership Transfers. Lender acknowledges that the ultimate parent of the Proposed Borrower, Columbia Equity Trust, Inc., (the "REIT"), is a publicly held real estate investment trust and Lender agrees that transfers of direct or indirect ownership interests in the REIT or it operating partnership, Columbia Equity, LP (the "OP"), will not violate the provisions of Section 2(f) of the Mortgage, so long as the REIT continues to own at least 51% of the beneficial interest in the OP and remains the controlling general partner of the OP. Such transfers of direct or indirect ownership interests in the REIT and/or the OP will not require Lender approval nor payment of any fees to Lender.

10. Notice. The Notice address to Borrower, as shown on the first page of the Mortgage and the Assignment of Leases and Rents, is hereby changed to read:
     1025 Vermont Avenue, LLC, a Virginia limited liability company, c/o Columbia Equity Trust, Inc., 1750 H Street, NW, Suite 500, Washington, D.C., 20006.

11. Definition of Borrower. From and after the Transfer Date, wherever there is a reference to the "Borrower" such term shall thereafter mean and refer to the Proposed Borrower.

12. Counterpart Execution. This Consent may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

13. Ratification. Except as herein specifically modified and consented to, the Loan Documents shall remain in full force and effect as written and nothing herein shall in any way be construed to impair or affect the first lien of the Mortgage.

14. General. This Consent shall be governed by the laws of the state where the Property is located and shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

15. Joint and Several. If more than one, all obligations of Current Borrower and Proposed Borrower hereunder are joint and several.


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     IN WITNESS WHEREOF, Lender has caused this Consent to Transfer and
Assumption and Loan Modification to be executed under seal by Christopher J. Henderson and Leanne S. Valentine, Second Vice President and Counsel and Second Vice President and Counsel, respectively, of Principal Real Estate Investors, LLC, a Delaware limited liability company, the authorized signatory of Principal Life Insurance Company, an Iowa corporation.

                                        LENDER:

                                        PRINCIPAL LIFE INSURANCE COMPANY, an
                                        Iowa corporation

                                        By: PRINCIPAL REAL ESTATE INVESTORS,
                                            LLC, a Delaware limited liability
                                            company, its authorized signatory


ATTEST:


/s/ Donna A. Lutcavish                  By /s/ Christopher J. Henderson
-------------------------------------   ----------------------------------------
Name: Donna A. Lutcavish                Name: Christopher J. Henderson
Title: Assistant Managing Director &    Title: Second Vice President and Counsel
Secretary - Equity Closing


ATTEST:


/s/ Donna A. Lutcavish                  By /s/ Leanne S. Valentine
-------------------------------------      -------------------------------------
Name: Assistant Managing Director &     Name: Leanne S. Valentine
Title: Secretary - Equity Closing       Title: Second Vice President and Counsel

                       (Signatures Continued on Next Page)


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STATE OF IOWA     )
                  )
COUNTY OF POLK    )

     On this 9th day of January, 2006, before me, the undersigned, a Notary Public in and for the said State, personally appeared Christopher J. Henderson and Leanne S. Valentine, to me personally known to be the identical persons whose names are subscribed to the foregoing instrument, who being by me duly sworn, did say that they are the Second Vice President and Counsel and Second Vice President and Counsel, respectively, of PRINCIPAL REAL ESTATE INVESTORS, LLC, a Delaware limited liability company, authorized signatory of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, and that the seal affixed to the instrument is the seal of Principal Real Estate Investors, LLC; that the instrument was signed and sealed on behalf of the corporation by Principal Real Estate Investors, LLC, as authorized signatory of Principal Life Insurance Company, by authority of the Board of Directors of Principal Life Insurance Company; and that the aforesaid individuals each acknowledged the execution of the foregoing instrument to be the voluntary act and deed of Principal Real Estate Investors, LLC, as authorized signatories of said corporation, by it and by them voluntarily executed.


/s/ K.L. Daniels
-------------------------------------
Notary Public in and for said State
My Commission Expires: May 2, 2008

                       (Signatures Continued on Next Page)


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     IN WITNESS WHEREOF, the Trustees have signed this Consent to Transfer and
Assumption and Loan Modification as of the date and year above written.

                                        TRUSTEES:


                                        /s/ Robert L. Gorham
                                        ----------------------------------------
                                        ROBERT L. GORHAM, Trustee


                                        /s/ Joseph Whitebread
                                        ----------------------------------------
                                        JOSEPH P. WHITEBREAD, JR., Trustee

DISTRICT OF COLUMBIA, to-wit:

     The foregoing instrument was acknowledged before me this 10th day of January, 2006, by Robert L Gorham, Trustee. My Commission expires: 12-14-2009.


                                        /s/ David M. Lautenberger
                                        ----------------------------------------
                                        NOTARY PUBLIC

DISTRICT OF COLUMBIA, to-wit:

     The foregoing instrument was acknowledged before me this 10th day of January 2006, by Joseph P. Whitebread, Jr., Trustee. My Commission expires:
12-14-2009.


                                        /s/ David M. Lautenberger
                                        ----------------------------------------
                                        NOTARY PUBLIC

                       (Signatures Continued on Next Page)


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     IN WITNESS WHEREOF, Current Borrower has caused this Consent to Transfer and Assumption and Loan Modification to be executed as of the date and year above written.

                                        CURRENT BORROWER:

                                        1025 VERMONT INVESTORS, L.L.C., a
                                        Delaware limited liability company

                                        By: VERMONT AVENUE MANAGING
                                            ASSOCIATES, L.L.C., a Delaware
                                            limited liability company


                                        By /s/ Andrew J. Czekaj
                                           -------------------------------------
                                        Name: Andrew J. Czekaj
                                        Title: Manager

Commonwealth of Virginia )

County of Fairfax        )

I, the undersigned and for the jurisdiction aforesaid do hereby certify that Andrew J. Czekaj who is personally known to me as the Manager of Vermont Avenue Managing Associates, L.L.C. the Managing Member of 1025 Vermont Avenue Investors, L.L.C. personally appeared before me in said jurisdiction and as attorney-in-fact as aforesaid, and acknowledged the aforesaid document to be the act and deed of Vermont Avenue Managing Associates, L.L.C., as Managing Member of 1025 Vermont Avenue Investors, L.L.C.

     Given under my hand and seal this 11th day of January, 2006.


                                        /s/ Therese Wolf
                                        ----------------------------------------
                                        Notary Public in and for said County and
                                        State My Commission Expires: ___________

                       (Signatures Continued on Next Page)


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     IN WITNESS WHEREOF, Proposed Borrower has caused this Consent to Transfer and Assumption and Loan Modification to be executed under seal by Oliver T. Carr, III, the President of 1025 Vermont Avenue SPE, Inc., a Virginia corporation, the Manager of 1025 Vermont Avenue, LLC, a Virginia limited liability company, and hereby appoints Oliver T. Carr, III as its true and lawful attorney-in-fact to execute and deliver this Consent to Transfer and Assumption and Loan Modification and its act and deed, as of the date and year above written.

                                        PROPOSED BORROWER:

WITNESS:


/s/ Celeste White                       1025 VERMONT AVENUE, LLC, a Virginia
-------------------------------------   limited liability company
Name: Celeste White

                                        By: 1025 Vermont Avenue SPE, Inc., a
                                            Virginia corporation, its manager


                                        By: /s/ Oliver T. Carr, III
                                            ------------------------------------
                                        Name: Oliver T. Carr, III
                                        Title: President

DISTRICT OF COLUMBIA, to-wit:

     The foregoing instrument was acknowledged before me this 11th day of January, 2006, by Oliver T. Carr, III, President of 1025 Vermont Avenue SPE, Inc., a Virginia corporation, Manager of 1025 Vermont Avenue, LLC, a Virginia limited liability company, on behalf of said company. My Commission expires:
12-14-08.


                                        /s/ Madina M. Robinson
                                        ----------------------------------------
                                        NOTARY PUBLIC


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                                    EXHIBIT A
                                     754150

ALL THAT CERTAIN lot or parcel of land situate, lying and being in the District of Columbia, and more particularly described as follows:

Lot 47 in Square 217 in a subdivision made by Joseph J. Moebs as per plat recorded in Liber 55 at folio 107 in the Office of the Surveyor for the District of Columbia and being more particularly described as follows:

Beginning for the same at the southwest corner of said Lot 47, said point marking the intersection of the southeasterly right of way line of Vermont Avenue, N.W., 130 feet wide, and northerly right of way line of a twenty (20) ft. wide public alley; thence with said southwesterly right of way line.

1.   North 24(Degree)31' East 123.93 feet to a point; thence

2. Due East, 80.68 feet to a point on the westerly right of way line of a twenty (20) ft. wide public alley; thence with said westerly right of way line

3. Due South, 112.83 feet to a point marking the intersection of the aforesaid westerly and northerly right of way lines of the two twenty (20) ft. wide public alleys; thence with aforesaid northerly right of way line of the twenty (20) ft. wide public alley

4. Due West, 132.14 feet to the point of beginning containing 12,006 square feet or 0.2756 of an acre of land, more or less.


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